UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
INCYTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12400	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Augustine Cut-Off Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)
(302) 498-6700
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2010 Amended and Restated Stock Incentive Plan Amendment
At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on June 10, 2025 (the “Annual Meeting”), the stockholders of the Company approved the following amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan (the “SIP”): (i) an increase in the number of shares available for issuance under the SIP by 8,500,000 shares, from 66,453,475 shares to 74,953,475 shares, (ii) removal of the fungible share ratio for future awards, and (iii) extension of the termination date of the SIP by five years. A copy of the SIP, as amended on April 11, 2025, and including the amendments approved by the stockholders, is attached hereto as Exhibit 10.1 and incorporated herein by reference.
1997 Employee Stock Purchase Plan Amendment
At the Annual Meeting, the stockholders of the Company approved an amendment to the Company's 1997 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock reserved for issuance under the ESPP by 1,000,000 shares, from 10,350,000 shares to 11,350,000 shares. A copy of the Company’s ESPP, as amended on April 11, 2025, and including the amendment approved by the stockholders, is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The following actions were taken at the Annual Meeting:
1.The following Directors were elected:

	For	Against	Abstain	Broker Non-Votes
Julian C. Baker	143,851,391	23,547,057	32,667	9,515,734
Jean-Jacques Bienaimé	158,505,142	8,793,895	132,078	9,515,734
Otis W. Brawley	164,695,903	2,695,745	39,467	9,515,734
Paul J. Clancy	156,301,755	9,098,716	30,644	9,515,734
Jacqualyn A. Fouse	163,380,911	3,884,830	165,374	9,515,734
Edmund P. Harrigan	164,852,019	2,548,398	30,698	9,515,734
Katherine A. High	164,936,139	2,433,810	61,166	9,515,734
Hervé Hoppenot	156,969,412	9,735,183	726,239	9,515,734
Susanne Schaffert	163,459,412	3,937,858	33,845	9,515,734
2.    The compensation of the Company's named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
153,838,972	13,020,842	571,301	9,515,734
3.    The amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
119,037,652	48,330,806	62,657	9,515,734
4.    The amendment to the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
166,487,048	873,724	70,343	9,515,734

5.     The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2025 fiscal year was ratified.

For	Against	Abstain
166,830,874	10,085,753	30,222

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibits	Description
10.1	Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended on April 11, 2025.
10.2	1997 Employee Stock Purchase Plan of Incyte Corporation, as amended on April 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025
INCYTE CORPORATION

	By:	/s/ Sheila Denton
Sheila Denton
Executive Vice President and General Counsel
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